UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐ Check the appropriate box: ☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Proxy Statement ☒ Definitive Additional Materials ☐ Soliciting Material Pursuant to § 240.14a-12 PINNACLE FINANCIAL PARTNERS, INC. (Name of Registrant as Specified in its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box): ☒ No fee required. ☐ Fee paid previously with preliminary materials. ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! PINNACLE FINANCIAL PARTNERS, INC. You invested in PINNACLE FINANCIAL PARTNERS, INC. and it’s time to vote! You have the right to vote common shares you own on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the annual shareholder meeting to be held on April 23, 2024. Get informed before you vote View the Notice & Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 9, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* April 23, 2024 11:00 A.M. CDT 150 Third Avenue South, 8th floor Nashville, TN 37201 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares if you have not previously submitted your vote. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V32954-P01997-Z86641 PINNACLE FINANCIAL PARTNERS, INC. 150 THIRD AVENUE SOUTH SUITE 900 NASHVILLE, TN 37201 2024 Annual Meeting Vote by April 22, 2024 11:59 PM ET. For shares held in the 401(k) Plan, vote by April 16, 2024 11:59 PM ET.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	To elect thirteen (13) persons to serve as directors, for a term of one year and until the due election and qualification of their successors:	
	Nominees:	
1a.	Abney S. Boxley, III	For
1b.	Charles E. Brock	For
1c.	Renda J. Burkhart	For
1d.	Gregory L. Burns	For
1e.	Richard D. Callicutt, II	For
1f.	Thomas C. Farnsworth, III	For
1g.	Joseph C. Galante	For
1h.	Glenda Baskin Glover	For
1i.	David B. Ingram	For
1j.	Decosta E. Jenkins	For
1k.	Robert A. McCabe, Jr.	For
1l.	G. Kennedy Thompson	For
1m.	M. Terry Turner	For
2.	To ratify the appointment of Crowe LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.	For
3.	To approve, on a non-binding, advisory basis, the Company's named executive officers' compensation as disclosed in the proxy statement for the annual meeting of shareholders.	For
4.	To approve the amendment and restatement of the Pinnacle Financial Partners, Inc. Amended and Restated 2018 Omnibus Equity Incentive Plan.	For

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

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